Listing Report:Supplement No. 4 dated Nov 20, 2011 to Prospectus dated Nov 17, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Nov 17, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Nov 17, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 533962
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1998	Debt/Income ratio:	6%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 5	Length of status:	12y 5m
Amount delinquent:	$627	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,956	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	11	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	adventure464	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kitchen and Bath Remodel
Purpose of loan:
This loan will be used to complete remodeling of our kitchen and one bathroom. We started this project over a year ago but due to unexpected medical expenses we had to put it on hold. We had already removed the kitchen sink and tile in the tub surround so it's a bit of a mess and inconvenience. Fortunately, we have another bathroom so have been able to work it. It would be nice to have all rooms fully functional again.

My financial situation:
I am a good candidate for this loan because I have steady income having been with the same employer for over 11 years.

Monthly net income: $5,278
Monthly expenses: $4,576
Housing: $1,367
Insurance: $298
Car expenses: $300
Utilities: $370
Phone, cable, internet: $326
Food, entertainment: $500
Clothing, household expenses: $360
Credit cards and other loans: $770
Other expenses: $285
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 535516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$360.75

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1988	Debt/Income ratio:	42%
Credit score:	740-759 (Oct-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	12y 5m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$166	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	assembler486	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Better business for better future
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$400.83

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1984	Debt/Income ratio:	12%
Credit score:	760-779 (Nov-2011)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	51y 10m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	investment-gadget6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Apartment Rehab Refinance
Purpose of loan: Third Party Expense and Pre-Close
This loan will be used to... Pay Third Party Expenses related to closing a refinance on an Apartment Complex
My financial situation: Regions Bank
I am a good candidate for this loan because...I have High credit scores excellent credit history and the loan will be liquidated early if it needed as all. This is a back up if the cost are not rolled into the refinance and will liquidated out of the refinance. I have never missed a payment on anything.

Monthly net income: $7,500
Monthly expenses: $500
Housing: $0
Insurance: $100
Car expenses: $242
Utilities: $200
Phone, cable, internet: $150
Food, entertainment: $200
Clothing, household expenses: $50
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539956
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	1.50%
Term:	60 months

Lender yield:	10.54%	Borrower rate/APR:	11.54% / 11.76%	Monthly payment:	$220.13

Lender servicing fee:	1.00%	Effective Yield*:	10.53%
		Estimated return*:	9.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1988	Debt/Income ratio:	8%
Credit score:	780-799 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 5	Length of status:	20y 1m
Amount delinquent:	$344	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,366	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	receptive-transaction6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Persloan
Purpose of loan:
This loan will be used to...do necessary things

My financial situation:
I am a good candidate for this loan because...I have no record of suspect liability.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,000	Estimated loss*:	5.20%
Term:	36 months

Lender yield:	15.09%	Borrower rate/APR:	16.09% / 18.99%	Monthly payment:	$105.60

Lender servicing fee:	1.00%	Effective Yield*:	14.83%
		Estimated return*:	9.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-2005	Debt/Income ratio:	18%
Credit score:	640-659 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,440	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	durable-contract0	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	640-659 (Latest)
Principal borrowed:	$9,500.00	< 31 days late:	0 ( 0% )	740-759 (Mar-2011)
Principal balance:	$8,966.91	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
buying a home lot
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3000
Monthly expenses: $1200
Housing: $0
Insurance: $100
Car expenses: $400
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $200
Clothing, household expenses: $50
Credit cards and other loans: $100
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$180.37

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1973	Debt/Income ratio:	23%
Credit score:	760-779 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	8y 3m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,030	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	yield-escalator9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Loan Request
Purpose of loan:
This loan will be used to...pay my property taxes and pay down my credit card.

My financial situation:
I am a good candidate for this loan because... I always pay my bills on time.

Monthly net income: $4753.84
Monthly expenses: $100.00
Housing: $1879.05
Insurance: $861.00
Car expenses: $0
Utilities: $260.00
Phone, cable, internet: $175.00
Food, entertainment: $100.00
Clothing, household expenses: $50.00
Credit cards and other loans: $5,600
Other expenses: $
0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,700.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,590	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	11.54%	Borrower rate/APR:	12.54% / 15.38%	Monthly payment:	$123.85

Lender servicing fee:	1.00%	Effective Yield*:	11.50%
		Estimated return*:	7.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1985	Debt/Income ratio:	19%
Credit score:	800-819 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 12	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$17,085	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	Yes
Screen name:	systematic-transaction1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto
Purpose of loan:
This loan will be used to purchase a used automobile.

My financial situation:
I am a good candidate for this loan because it is a small loan which will be paid back on a timely basis.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$280.58

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1978	Debt/Income ratio:	23%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	24y 5m
Amount delinquent:	$5,289	Total credit lines:	23	Occupation:	Civil Service
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$26,754	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	rupee-refresher5	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Depot Maintenance PM
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	10.70%
Term:	12 months

Lender yield:	18.36%	Borrower rate/APR:	19.36% / 29.29%	Monthly payment:	$184.66

Lender servicing fee:	1.00%	Effective Yield*:	17.93%
		Estimated return*:	7.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1991	Debt/Income ratio:	25%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	15y 3m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$138,649	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	understanding-leverage336	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Property Taxes
Purpose of loan:
This loan will be used to... Pay Property Taxes

My financial situation:
I am a good candidate for this loan because I have a good credit rating, I pay my bills on time and I have a long history of employment with the same employer.

Yearly Income: $ 92,000
Housing: $ 800
Insurance: $ 109.00
Car expenses: $ 300.00
Utilities: $ 150.00
Phone, cable, internet: $ 75.00
Food, entertainment: $ 100.00
Clothing, household expenses: $ 75.00
Credit cards and other loans: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$13,000	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	11.54%	Borrower rate/APR:	12.54% / 15.38%	Monthly payment:	$435.15

Lender servicing fee:	1.00%	Effective Yield*:	11.50%
		Estimated return*:	7.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Feb-1992	Debt/Income ratio:	15%
Credit score:	740-759 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	6y 0m
Amount delinquent:	$0	Total credit lines:	53	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,830	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	blaster519	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidation
Purpose of loan:
This loan will be used to...pay off my credit cards

My financial situation:
I am a good candidate for this loan because...
I have a full time position with a company as a nurse for 6 years. I'm a hard working and dedicated employee and want to continue my good credit. I plan to cancel all but one credit card.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$8,500	Estimated loss*:	10.50%
Term:	36 months

Lender yield:	24.37%	Borrower rate/APR:	25.37% / 29.24%	Monthly payment:	$339.62

Lender servicing fee:	1.00%	Effective Yield*:	23.77%
		Estimated return*:	13.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1995	Debt/Income ratio:	13%
Credit score:	620-639 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 2	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$711	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	scottrobinson25	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	69 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	520-539 (Oct-2007) 540-559 (Apr-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	69
Description
Determined professional seeks boost
Purpose of loan:
This loan will be used to...
Pay off my current credit card, cover security deposit to move into a new place with my girlfriend and her son, and to cover the initial expenses to propose to the woman of my dreams sooner than later.

My financial situation:
I am a good candidate for this loan because... I have recently paid off one of my car loans, paid down my credit card, successful paid off two(2) Prosper loans in the past 100% on time, which have all allowed me to grow in my young career at a fast rate. The monthly payments will an easily handled addition to my monthly expenses and I look forward to the ability to showcase increased credit worthiness.

Monthly net income: $5200 net
Monthly expenses: $2200
Housing: $870.00
Insurance: $200
Car expenses: $580.00
Utilities: $125
Phone, cable, internet: $130
Food, entertainment: $120
Clothing, household expenses: $100
Credit cards and other loans: $75
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$400.83

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	20y 2m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,384	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	No
Screen name:	euro-statue4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to invest in inventory and equipmen
Purpose of loan: to purchase inventory and equipment
This loan will be used to buy inventory and equipment for a retail holiday christmas store in an upscale high end store in a high traffic area.

My financial situation:
I am a good candidate for this loan because.. i have good credit, all my bills are paid on time, i keep my debts low, i have been in businesss along time and i am an expert at my trade.

Monthly net income: $4,000.00
Monthly expenses: $700.00
Housing: $150.00
Insurance: $60.00
Car expenses: $50.00
Utilities: $75.00
Phone, cable, internet: $75.00
Food, entertainment: $125.00
Clothing, household expenses: $30.00
Credit cards and other loans: $200.00
Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	15.64%	Borrower rate/APR:	16.64% / 19.55%	Monthly payment:	$177.37

Lender servicing fee:	1.00%	Effective Yield*:	15.37%
		Estimated return*:	9.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1994	Debt/Income ratio:	13%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,643	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	rupee-kung-fu3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Jhesh
Purpose of loan: Other, hardship, personal expenses, family reasons
This loan will be used to... Other, personal expenses, bills, family reasons

My financial situation: I recently incurred some unforeseen personal expenses that were extremely urgent and needed to be rectified.
I am a good candidate for this loan because...
I am gainfully employed and have the ability to make extra money at my current job to repay my debts. I also have a good credit score and own a hom

Monthly net income: $ 8,000.00
Monthly expenses: $ 5,500.00
Housing: $. 3,200.00
Insurance: $. 400
Car expenses: $. 300
Utilities: $. 400
Phone, cable, internet: $. 250
Food, entertainment: $. 600
Clothing, household expenses: $. 500
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	11.54%	Borrower rate/APR:	12.54% / 15.38%	Monthly payment:	$669.46

Lender servicing fee:	1.00%	Effective Yield*:	11.50%
		Estimated return*:	7.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1991	Debt/Income ratio:	5%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 6	Length of status:	4y 5m
Amount delinquent:	$650	Total credit lines:	29	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$66,602	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	No
Screen name:	return-network979	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate
Purpose of loan:Real Estate investment
This loan will be used to...I am investing in Real Estate properties and this money will be used in conjuction to my other savings to purchase Real Estate
My financial situation: My financial situation is stable
I am a good candidate for this loan because...I am a partner at the Real Estate company that I work at. I have a stable income and Real Estate experience. This loan with the money that I have saved up will facilate my investments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	10.50%
Term:	36 months

Lender yield:	24.37%	Borrower rate/APR:	25.37% / 29.24%	Monthly payment:	$79.91

Lender servicing fee:	1.00%	Effective Yield*:	23.77%
		Estimated return*:	13.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1984	Debt/Income ratio:	23%
Credit score:	620-639 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	25 / 17	Length of status:	13y 6m
Amount delinquent:	$224	Total credit lines:	74	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,395	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	70%
		Homeownership:	Yes
Screen name:	sincere-euro7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	680-699 (Oct-2010)
Principal balance:	$1,156.40	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Home improvement to sell apt
Purpose of loan:
This loan will be used to...paint and update apartment to get it ready for sale

My financial situation:
I am a good candidate for this loan because..I have been employed by the same company since 1998 and I have never been late on any payments

Monthly net income: $9,966
Monthly expenses: $4395
Housing: $1170
Insurance: $100
Car expenses: $600
Utilities: $75
Phone, cable, internet: $50
Food, entertainment: $250
Clothing, household expenses: $150
Credit cards and other loans: $1500
Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	15.64%	Borrower rate/APR:	16.64% / 19.55%	Monthly payment:	$141.90

Lender servicing fee:	1.00%	Effective Yield*:	15.37%
		Estimated return*:	9.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-1998	Debt/Income ratio:	12%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 11	Length of status:	4y 9m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,319	Stated income:	$100,000+
Delinquencies in last 7y:	5	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	principal-walnut	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paint inside of home, gifts.
Purpose of loan: Home improvements, gifts for Christmas
This loan will be used to... improve home, and buy gifts.

My financial situation: sI am a good candidate for this loan because...

Monthly net income: $ 6,700
Monthly expenses: $
Housing: $ 1,094
Insurance: $ Car expenses: $ 398.94
Phone, cable, internet: $ 129.00
Food, entertainment: $ 500.00
Clothing, household expenses: $ 75.00
Credit cards and other loans: $ 500.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	11.54%	Borrower rate/APR:	12.54% / 15.38%	Monthly payment:	$167.36

Lender servicing fee:	1.00%	Effective Yield*:	11.50%
		Estimated return*:	7.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1996	Debt/Income ratio:	6%
Credit score:	780-799 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	7y 9m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,038	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	20	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	listing-defender5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay down debt, landscape project
Purpose of loan:
I will use this loan to finish a landscape project in the backyard. I will also be using whatever is left over to pay down a high interest credit card.

My financial situation:
I am a good candidate for this loan because the payments are well within my means. My credit history over the last 6-7 years has been very strong. There are a couple late payments in my report but they are several years ago. I have a steady job with an employer whom I've been with for several years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	15.64%	Borrower rate/APR:	16.64% / 19.55%	Monthly payment:	$496.63

Lender servicing fee:	1.00%	Effective Yield*:	15.37%
		Estimated return*:	9.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1999	Debt/Income ratio:	15%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 6	Length of status:	5y 10m
Amount delinquent:	$125	Total credit lines:	28	Occupation:	Scientist
Public records last 12m / 10y:	1/ 3	Revolving credit balance:	$1,023	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	mushroom124	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card debt consolidation
Purpose of loan:
This loan will be used to payoff two credit cards with high interest.

My financial situation:
These are the current actions I am taking to reduce my debt:

a) All aid to my family members will terminated this December. They are all now self-sufficient, however I have made a particular point to make known that I will not be giving out any more financial aid.

b) I have reduced most of my credit card interest rates (4 out of 6) significantly and have all cards except for one closed such that they cannot be used.

c) I have moved in with my mother significantly reducing rent and other bills.

Monthly net income: $3353.94
Monthly expenses: $320
Housing: $0
Insurance: $108.55
Car expenses: $200
Utilities: $0
Phone, cable, internet: $119.29
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $36355.14
Other expenses: $459.12
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$200.42

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1990	Debt/Income ratio:	16%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	12y 3m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$625	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Bankcard utilization:	22%
		Homeownership:	No
Screen name:	market-bear1	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relocation
Purpose of loan:
This loan will be used to help with relocation expenses. I am currently self-employed in the valuation and consultation field. Since I am working from home, the house we are living in is a rental and we are the tenants. However, the owner has chosen to default on his mortgage and we have less than 60 days to move and relocate to a new area. This loan will help us with making the transition due to a temporary budget shortfall with unexpected expenses.

My financial situation:
I am a good candidate for this loan because I have demonstrated that I have recently become financially stable. Although I declared bankruptcy more than 3 years ago, I have been consistently on-time with my open and revolving accounts and have not missed a payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-2002	Debt/Income ratio:	23%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	20 / 20	Length of status:	1y 11m
Amount delinquent:	$4,204	Total credit lines:	31	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,495	Stated income:	$100,000+
Delinquencies in last 7y:	7	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	established-principal6	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need home improvment loan -
Purpose of loan: Home Improvement
This loan will be used to remodel kitchen and bathroom

My financial situation: great full time job but lack of upfront cash.
I am a good candidate for this loan because I have the ability to make the monthly payments and am in a contracted job for 5 years.

Monthly net income: $7,000
Monthly expenses: $3,500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$80.17

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-2010	Debt/Income ratio:	8%
Credit score:	640-659 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,514	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	No
Screen name:	ingenious-funds6	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car repaire
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2500
Monthly expenses: $500
Housing: $
Insurance: $120
Car expenses: $200
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $100
Clothing, household expenses: $50
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$108.57

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	9 / 10	Length of status:	16y 10m
Amount delinquent:	$44	Total credit lines:	19	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,809	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	cash-werewolf5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Artixt
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $7500
Monthly expenses: $1000
Housing: $650
Insurance: $100
Car expenses: $0
Utilities: $300
Phone, cable, internet: $200
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $500
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$320.67

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1999	Debt/Income ratio:	9%
Credit score:	800-819 (Nov-2011)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$473	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	glimmering-payment5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds for Mobility
Purpose of loan:
This loan will be used to...Provide the required down payment for a new,reliable vehicle, with enough cushion to lower the monthly payment and cover the ridiculous fuel costs for a few months.

My financial situation:
I am a good candidate for this loan because...the investment is in a vehicle which retains a historically high resale value, is incredibly reliable, and will provide transportation to and from work.

Monthly net income: $5200
Monthly expenses: $2800
Housing: $1170
Insurance: $160
Car expenses: $680
Utilities: $155
Phone, cable, internet: $87
Food, entertainment: $150
Clothing, household expenses: $200
Credit cards and other loans: $250
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	11.54%	Borrower rate/APR:	12.54% / 15.38%	Monthly payment:	$100.42

Lender servicing fee:	1.00%	Effective Yield*:	11.50%
		Estimated return*:	7.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-2001	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	13	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,323
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	commerce-dynamo8	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bill Consolidation
Purpose of loan:
This loan will be used to...
Pay on bills that I have accumulated before I was unemployed.

My financial situation:
I am a good candidate for this loan because...
I have excellent credit. I pay my bills on time. This loan is to get me through the holidays in hopes that I will have a full time job soon to pay this loan off and get back on track with my existing bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$80.17

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2001	Debt/Income ratio:	8%
Credit score:	640-659 (Nov-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,859	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Bankcard utilization:	55%
		Homeownership:	No
Screen name:	unrelenting-treasure8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay my credit card balance

My financial situation:
I am a good candidate for this loan because I have a payment credit history. I make payments on time. I am a professional consultant who is trying to get rid of debt.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$11,000	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	11.54%	Borrower rate/APR:	12.54% / 15.38%	Monthly payment:	$368.20

Lender servicing fee:	1.00%	Effective Yield*:	11.50%
		Estimated return*:	7.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1994	Debt/Income ratio:	8%
Credit score:	740-759 (Nov-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 7	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,032	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	7elephants	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Payoff and Consolidation
Purpose of loan:
Paying credit card debt faster and less cost

My financial situation:
I am a good candidate for this loan because I have steady job (over 5 years) and make a good living. Also, the monthly payment for this loan is less than what I am currently paying to the credit card company.

This is to consolidate the payment of two credit cards.

I have no issues paying the credit card company, just want my money to work harder for me and invest for you in the process.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,200.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,200	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.08%	Borrower rate/APR:	31.08% / 35.09%	Monthly payment:	$94.70

Lender servicing fee:	1.00%	Effective Yield*:	28.70%
		Estimated return*:	14.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-2000	Debt/Income ratio:	66%
Credit score:	820-839 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	9y 10m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$491	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	Yes
Screen name:	investment-philosopher2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
my loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.08%	Borrower rate/APR:	31.08% / 35.09%	Monthly payment:	$215.23

Lender servicing fee:	1.00%	Effective Yield*:	28.70%
		Estimated return*:	14.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1987	Debt/Income ratio:	17%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	9	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	23y 5m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,481	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	Yes
Screen name:	thrilling-reward223	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt col
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $9800
Monthly expenses: $5000
Housing: $750
Insurance: $125
Car expenses: $550
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,950	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	11.54%	Borrower rate/APR:	12.54% / 15.38%	Monthly payment:	$284.52

Lender servicing fee:	1.00%	Effective Yield*:	11.50%
		Estimated return*:	7.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1999	Debt/Income ratio:	10%
Credit score:	800-819 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	14y 1m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$162	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	authoritative-marketplace489	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Health care Business start up
Purpose of loan:
This loan will be used to...
Cash requirements is an estimate of how much money I need to start-up company needs to have in its checking account when it starts. Medicare will need to see what is in the account. In general, My Cash Balance on Starting Date is the money I raised as investments or loans minus the cash I spend on expenses and assets. As I build my plan, I can watch your cash flow projections. If my cash balance drops below zero then I need to increase your financing or reduce expenses. As a entrepreneurs I decided I want to raise more cash than they need so they?ll have money left over for contingencies.

My financial situation:
I am a good candidate for this loan because...

I WILL PAY YOU BACK. My credit score proves I'm worthy
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.61%	Borrower rate/APR:	25.61% / 29.49%	Monthly payment:	$320.67

Lender servicing fee:	1.00%	Effective Yield*:	24.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1981	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	16y 5m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$50,343	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	return-broker597	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan needed to purchase invesment
I am a good candidate for this loan because I am never late with my payments and I have had good credit for over 20 years. I am looking to start investing in rental properties, i feel like this is perfect time for me and my family.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 540175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	10.50%
Term:	36 months

Lender yield:	24.37%	Borrower rate/APR:	25.37% / 29.24%	Monthly payment:	$319.65

Lender servicing fee:	1.00%	Effective Yield*:	23.77%
		Estimated return*:	13.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-2007	Debt/Income ratio:	15%
Credit score:	620-639 (Nov-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,625	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	No
Screen name:	valiant-peso5	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	620-639 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	640-659 (Jan-2011)
Principal balance:	$6,138.49	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Personal, Business, Moving Loan
The loan is to pay for moving personal belongings and business goods (inventory for an antiques business) across country to Nevada and into our new home from storage.

I am a well-employed individual with an employer who is known for keeping people. The move should be between $6 and $7k - but we're moving nearly $50k in inventory at auction prices so the additional investment is well worth it (we will probably make about $25k in sales this year despite the lack of inventory accessibility). The remainder will used to consolidate other debts. Even with servicing this loan, monthly expenses will actually be reduced as we will eliminate the expense of storage back east. In addition, we will then have accessibility to the inventory to grow our business and actually increase our income.

Monthly net income: $3,300 (does not include anything from the antiques business at this time)
Monthly expenses: $2,900 (after eliminating storage but includes servicing this loan)
Information in the Description is not verified.